UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________
FORM 8-K
___________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  June 15, 2023

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G1 THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-38096	26-3648180
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Park Offices Drive Suite 200 Research Triangle Park, NC	27709
(Address of principal executive offices)	(zip code)
Registrant’s telephone number, including area code: (919) 213-9835
___________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.0001 par value	GTHX	The Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 15, 2023, G1 Therapeutics, Inc. (the “Company”) held its 2023 annual meeting of stockholders. At the meeting, the stockholders: (1) re-elected each of Garry A. Nicholson, Mark A. Velleca, M.D., Ph.D., and Glenn P. Muir to the Company’s Board of Directors, each as a Class III director for a term of three years to serve until the 2026 annual meeting of stockholders or until their respective successors have been elected and qualified or until their respective earlier death, resignation or removal (the “Election of Directors”); (2) approved, on a non-binding, advisory basis, compensation awarded or paid to the Company’s named executive officers for the fiscal year of 2022 (the “Advisory Vote on the Compensation of Our Named Executive Officers”); and (3) ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 (the “Ratification of Appointment of Independent Registered Public Accounting Firm”). A more complete description of these matters is set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 26, 2023.

The number of votes cast in favor or against or withheld by the stockholders and, where applicable, the number of abstentions and the number of broker nonvotes on each of the foregoing matters are set forth below.

1. Election of Directors

Nominee	Shares Voted For	Shares Voted to Withhold Authority	Broker Nonvotes
Garry A. Nicholson	13,303,821	7,546,284	14,486,827
Mark A. Velleca, M.D., Ph.D.	15,841,462	5,008,643	14,486,827
Glenn P. Muir	20,436,044	414,061	14,486,827

2. Advisory Vote on the Compensation of Our Named Executive Officers

Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Nonvotes
14,070,123	2,379,219	4,400,763	14,486,827

3. Ratification of Appointment of Independent Registered Public Accounting Firm

Shares Voted For	Shares Voted Against	Shares Abstaining
35,063,659	195,724	77,549

Item 9.01    Financial Statements and Exhibits.
(d)Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

G1 THERAPEUTICS, INC.

	By:	/s/ Monica Roberts Thomas
Monica Roberts Thomas
General Counsel

Date: June 16, 2023